THE ALGER FUNDS

Alger Small Cap Focus Fund

July 1, 2019 Supplement to the Statutory and Summary

Prospectuses dated March 1, 2019, as supplemented to date

The Board of Trustees of The Alger Funds has authorized a partial closing of Alger Small Cap Focus Fund (the “Fund”), effective July 31, 2019.

The Fund’s Class A and C Shares will be available for purchase by existing shareholders of the Fund who maintain open accounts.

The Fund’s Class I and Z Shares will be available for purchase by existing shareholders of the Fund who maintain open accounts and investors who transact with certain broker-dealers identified by Fred Alger & Company, Incorporated, the Fund’s distributor. Please check with your financial advisor regarding the availability of Class I and Z shares of the Fund for purchase at their firm.

In addition, the Funds Class A, C, I and Z shares will be available to new investors that utilize certain retirement record keeping platforms identified by the Fund’s distributor.

The Fund’s Class Y Shares will remain open to all qualifying investors.

The Fund may resume sales to all investors (or further suspend sales) at some future date if the Board of Trustees determines that doing so would be in the best interest of shareholders.

S-SmallFocusAC 7119

S-SmallFocusI 7119

S-SmallFocusY 7119

S-SmallFocusZ 7119